EXHIBIT 99.2


                        ADDENDUM AND AMENDMENT TO FOURTH
                     AMENDED AND RESTATED REVOLVING AND TERM
                                CREDIT AGREEMENT

          This Addendum is dated this 18th day of August, 1998, by and between MARKER INTERNATIONAL, a Utah corporation, MARKER LTD., a Utah corporation, MARKER USA, a Utah corporation, DNR USA, a Utah corporation, DNR NORTH AMERICA, a Delaware corporation, (hereafter collectively referred to as "Marker") and FIRST SECURITY BANK, NATIONAL ASSOCIATION (hereafter referred to as "First Security").

          This Addendum shall amend that "Fourth Amended and Restated Revolving and Term Credit Agreement," dated November 6, 1997 (the "Fourth Agreement"). The loans of First Security to Marker International, to Marker Ltd., to Marker USA, and to DNR North America have heretofore been documented by an "Eighth Amended Revolving Note" in the principal sum of $27,000,000.00 (the "Eighth Note," which was made by Marker International, by Marker Ltd, by Marker USA, and by DNR North America), and by a "Term Promissory Note" in the principal sum of $5,000,000.00 (which was made by Marker USA, by Marker Ltd. and by Marker International). Each Marker International, Marker USA, Marker Ltd., and DNR North America unconditionally reaffirm their respective obligations of indebtedness to First Security pursuant to the said promissory notes and all related loan documentation and confirm the enforceability of such promissory notes and related loan documentation in accordance with their respective terms and conditions.

          Marker and First Security have agreed to amend the Fourth Agreement and the Eighth Note to provide for the extension of additional credit to Marker in the amount of $4,100,000.00. The principal amount of the indebtedness of Marker to First Security now outstanding is $29,365,020.84; accrued and unpaid interest on said indebtedness, as of the date hereof, totals $401,332.18. As a condition of the further extension of credit herewith granted to Marker by First Security, Marker has agreed to the following terms and conditions:

          1. ADDITIONAL BORROWER: DNR USA, together with DNR North America, Marker International, Marker USA, and Marker Ltd., executes and delivers to First Security the "Ninth Amended and Substituted Revolving Promissory Note" in the principal amount of $33,600,000.00 (the "Ninth Note").

          2. ADDITIONAL COLLATERAL: Marker has agreed to provide additional collateral to First Security as follows:

                    a. Marker Ltd., Marker USA, DNR USA, and DNR North America execute and deliver to First Security the "Second Amendment to Receivables and Inventory Security Agreement" which grants unto First Security a security interest in all trademarks, patents, distribution agreements, marketing agreements, license agreements, sublicense agreements, and general intangibles associated with such trademarks, license agreements, patents of Marker used in connection with the manufacture or sale of "Marker" branded goods in the U.S.A

                    b. Marker International herewith executes and delivers to First Security a "Deed of Trust (with Assignment of Rents)" encumbering the real estate and fixtures owned by Marker International at 2300 South 1070 West Street, and at 2305 South 1070 West Street, Salt Lake City, Utah. In connection therewith, Marker International shall provide to First Security, a second priority encumbrance on such parcels of real estate, subject only to such other liens and encumbrances as First Security may accept, and Marker International shall provide, at its sole expense, a mortgagee's policy of insurance in the total amount of $2,600,000.00. First Security and Marker have agreed to release such encumbrances upon payment to First Security by Marker International, from the proceeds of the sale or refinancing of such real estate, the total sum of $2,600,000.00, or such lesser sum as may represent the net proceeds from the sale or refinancing of such parcels of real estate, reduced only by the following:

                           i) principal and interest owing to the holders of the
                    first priority encumbrances on each such parcel, including any fees incurred by Marker International in connection with any prepayment;

                          ii) accrued taxes and assessments then due with
                    respect to such parcels;

                         iii) customary escrow and recording expenses in
                    connection with any sale or refinancing of such parcels; and

                          iv) customary brokerage fees incurred and payable by
                    Marker International (if any) in connection with any such sale or refinancing of such parcels.

                    Notwithstanding the provisions of Section 5. 8 MERGER OR SALE of the Fourth Agreement, Marker and First Security contemplate that Marker International will diligently attempt to complete the sale or refinancing of the real estate encumbered by the said "Deed of Trust (with Assignment of Rents)" in order to reduce the outstanding balance of the Ninth Note.

                    c. Marker International executes and delivers to First Security a "Collateral Assignment of Trademarks and Patents" in form and in substance acceptable to First Security, encumbering certain of the trademarks of Marker used in the manufacture and marketing of "Marker" branded goods in the
                    U. S. A. [Marker and First Security contemplate the execution and delivery of additional such collateral assignments of trademarks and patents by Marker in favor of First Security as contemplated by that letter of understanding dated August 16, 1998. ]

                    d. Marker Ltd., Marker USA, DNR North America, and DNR USA execute and deliver to First Security Uniform Commercial Code Financing Statements in form and substance acceptable to First Security describing all inventories, accounts receivable, general intangibles, goods, and other collateral described in the "Second Amendment to Receivables and Inventory Security Agreement";

                   e. Marker International executes and delivers to First
                  Security Uniform Commercial Code Financing Statements in form and in substance acceptable to First Security describing the following collateral:

                           i) all trademarks, patents, distribution agreements,
                  marketing agreements, license agreements, sublicense agreements, and general intangibles associated with such trademarks, license agreements, patents of Marker used in connection with the manufacture or sale of "Marker" branded goods in the U. S. A., and

                          ii) all fixtures used in connection with the real
                  estate encumbered by the said "Deed of Trust (with Assignment of Rents)."

Marker and First Security hereby agree that in the event that Marker is able to permanently reduce the outstanding, unpaid principal sum of the Ninth Note by at least $2,600,000.00, AND, Marker is able to eliminate, on or before December 31, 1998, the temporary "overadvance" under the Fourth Agreement [being the sum of $$5,073,913.00 as of the date hereof] either as a result of additional reductions in the outstanding, principal balance of the Ninth Note, or as a result of increases in the value of the "Borrowing Base," THEN IN SUCH EVENT, First Security shall release all of the additional collateral (described in this paragraph 2). Notwithstanding the foregoing, First Security and Marker understand that the Fourth Agreement shall expire, by its own terms, at the Termination Date.

         3. New Definitions in Fourth Agreement. The Fourth Agreement is hereby amended as follows:

                    "AGREEMENT" shall mean the Fourth Agreement as amended by this Addendum, as this Agreement may be further amended from time to time.

                    "AGGREGATE OUTSTANDINGS" shall mean the sum of (i) the outstanding and unpaid principal balance of the Revolving Note, (ii) the amounts outstanding, whether drawn or undrawn, under the then effective L/Cs issued by Bank for the account of any Borrower, and
          (iii) the FX Amount.

                    "AVAILABLE CREDIT" has application as a limitation on all of the Commitments in the aggregate and means the amount available at any given time for Advances, Import L/C's, and Foreign Exchange Contracts. The amount of Available Credit shall mean: at any given time from the date hereof through and including the Termination Date, the difference obtained by subtracting the then Aggregate Outstandings from the lesser of: (1) the sum of the Borrowing Base plus $5,073,913.00; or
          (2) $33,600,000.00 (provided that Available Credit shall not be a negative number).

                    "BORROWERS" shall mean Marker International, Marker Ltd., Marker USA, DNR USA, and DNR North America.

                    "BORROWING BASE" shall mean, at any time, THE SUM OF:
          (i) the amount determined under a Borrowing Base Certificate by applying (as shown in the formula therein contained) the applicable Advance Rate to, respectively, Eligible Inventory and Eligible Accounts, PLUS
          (ii) the undrawn face amounts of any outstanding letters of credit obtained by Borrowers in favor of Bank as beneficiary, which letters of credit shall be in a form and issued by financial institutions acceptable to Bank, PLUS
          (iii) $2,600,000.00, LESS the amount of proceeds received by First Security from the sale or refinancing of real estate encumbered by the "Deed of Trust (with Assignment of Rents)," dated August 18, 1998, provided that in the event that all real property encumbered by such deed of trust is reconveyed by First Security, such value shall be deleted from the Borrowing Base.

                    "BORROWING BASE CERTIFICATE" shall mean the certificate in the form set forth in EXHIBIT "A" hereto which must be submitted by the Collateral Parties on a daily basis and serves as a basis for determining the amount of Available Credit from time to time. "

                    "COLLATERAL PARTIES" shall mean any of Marker International, Marker USA, Marker Ltd., DNR North America and DNR USA.

                    "COMMITMENTS" shall mean the obligations of the Bank, upon the terms and subject to the conditions of this Agreement and pursuant to the provisions of Section 2. 1 hereinafter to make Advances to Borrowers, to provide Import L/Cs to Borrowers and to enter into Foreign Exchange Contracts with Borrowers under the Revolving Commitment.

                    "NOTES" shall mean the Revolving Note (Exhibit "B"), and the L/C Notes (in the customary form), together with all amendments, renewals and substitutions therefor.

                    "REVOLVING COMMITMENT," shall mean the Bank's commitment under Section 2. 1(a) of the Fourth Agreement to lend to Borrowers, on a revolving basis, in the form of Advances and Import L/Cs up to the maximum aggregate principal amount of $33,600,000.00, at any time from the date hereof, through and including the Termination Date (provided there is sufficient Available Credit to permit said levels of borrowing); provided further that the FX Amount calculated from time to time (based upon the percentages of outstanding Foreign Exchange Contracts set forth in the definition of FX Amount above) shall reduce (on a dollar for dollar basis) the amount available under the Revolving Commitment for Advances and Import L/Cs.

                    "REVOLVING NOTE means the Ninth Amended and Substituted Revolving Promissory Note, dated of even date herewith, made by the Borrowers and payable to the Bank in the maximum aggregate principal sum of $33,600,000.00, in the form of Exhibit "B" attached hereto and incorporated herein by this reference.

                    "SECURITY AGREEMENT" means the "Second Amendment to Receivables and Inventory Security Agreement" as further amended from time to time.

                    "TERM COMMITMENT," "TERM EURODOLLAR RATE," "TERM LOAN," "TERM MATURITY DATE," and "TERM NOTE" are eliminated and deleted as defined terms, for the reason that the "TERM NOTE" has been consolidated into the "REVOLVING NOTE" and the "TERM LOAN" eliminated.

         4. ELIMINATION OF TERM LOAN COMMITMENT AND TERM LOAN NOTE. Section 2. 1 "BANK'S COMMITMENTS" is amended to read as follows:

         "Upon the terms and subject to the conditions of this Agreement, the Bank will extend credit to the Borrowers prior to the Termination Date through the following financial accommodations: (a) the Bank hereby commits to lend to Borrowers, by making Advances to the Borrowers on a revolving basis and by issuing Import L/Cs for the account of Borrowers, for use by the Borrowers in their general business operations, subject to repayment as hereinafter stated (the "Revolving Commitment"), up to the maximum aggregate amount at any one time outstanding of $33,600,000.00 at any time through the date hereof through and including the Termination Date (provided there is sufficient Available Credit to permit said levels of borrowing), provided further that the FX Amount calculated from time to time shall reduce (on a dollar for dollar basis) the amount available under the Revolving Commitment for Advances and Import L/Cs; (b) within the Revolving Commitment, the Bank hereby further commits, subject to the conditions and limitations set forth in Section 2. 6 below and elsewhere in this Agreement, to make its foreign currency exchange facilities available to Borrowers by entering into contracts with Borrowers for sale by Bank to Borrowers of various foreign currencies (provided there is sufficient Available Credit to permit such activity in accordance with Section 2. 6 and recognizing that the FX Amount calculated from time to time shall reduce (on a dollar for dollar basis) the amount available under the Revolving Commitment for Advances and Import L/Cs). The sum of all Advances outstanding under this Agreement, the face amounts of all Import L/Cs outstanding under this Agreement, and the FX Amount (the Aggregate Outstandings) shall not at any time exceed the Available Credit at any given time from and including the Termination Date. Repayment and reborrowing under the Revolving commitment shall be permitted subject to the conditions hereinafter set forth. "

Section 2. 7 "THE TERM NOTE" is deleted in its entirety. Section 3. 1 (b) "TERM LOAN INTEREST" is deleted in its entirety. All other references to the "Term Loan," "Term Note," or "Term Commitment," whether or not specifically identified above, are hereby deleted to conform to the intent of the parties to consolidate the term loan into the "Revolving Commitment. "

          5. CERTAIN REPRESENTATIONS. Section 2. 4 "CERTAIN REPRESENTATIONS," is amended to read as follows:

         "Each draft upon the checking Account or withdrawal therefrom which give rise to an Advance shall be deemed to be the representation to the Bank by the Borrowers and the Authorized Representative making such request that (a) no known Default or Event of Default exists or will exist upon completion of the requested Advance; (b) the total amount of the Aggregate Outstandings will not exceed the lesser of the Borrowing Base or: $33,600,000.00 at any given time from the date hereof through and including the Termination Date; (c) the representations and warranties contained in Article IV hereof are true and correct with the same force and effect as if made on the date of such request (except for representations and warranties which relate solely to an earlier date and except for changes of which the Bank has been previously advised occurring as a result of transactions or events which are not in violation of any term of this Agreement); and (d) the Borrowers are otherwise in compliance with the terms of this Agreement without known breach, delinquency, Default or Event of Default. "

Notwithstanding the foregoing, First Security and Marker acknowledge that Marker is presently in default of certain of the terms of the Agreement, namely Section
3. 2 MANDATORY PAYMENT AND PREPAYMENTS C REVOLVING NOTE, Section 5. 15 CONSOLIDATED TANGIBLE NET WORTH, Section 5. 16 HYPOTHEKEN BANK LOAN, Section 7. 1 (a), (b), (e), and (g) EVENTS OF DEFAULT. First Security agrees to forbear through the Termination Date with respect to the exercise of its rights and remedies against Marker as a result of such conditions of default.

          6. ELIMINATION OF EXCESS BORROWING RIGHT. Section 2. 9 EXCESS BORROWING RIGHT is hereby deleted.

          7. SUBORDINATION OF INSIDER DEBT. Marker delivers herewith the Letter of Understanding of Alan Sullivan, attorney for Henry E. Tauber, agreeing to the subordination of the priority and payment of $3,000,000.00 in debt which may hereafter be owed by Marker to Henry E. Tauber TO THE PAYMENT OF ALL OBLIGATIONS OF INDEBTEDNESS OF MARKER TO FIRST SECURITY. Through and including the Termination Date, all representations of Marker to First Security shall include an acknowledgement of such conditions of default.

          Except as otherwise amended herein, all other terms, conditions and provisions of the Fourth Agreement are hereby reaffirmed.

          Marker International, a Utah corporation


          By: /S/ KEVIN HARDY
             -----------------------------
          Title:  CHIEF FINANCIAL OFFICER

          Marker USA, a Utah corporation


          By: /S/ KEVIN HARDY
              -----------------------------
          Title:  CHIEF FINANCIAL OFFICER


          Marker Ltd., a Utah corporation


          By: /S/ KEVIN HARDY
             ------------------------------
          Title:  CHIEF FINANCIAL OFFICER


          DNR USA, a Utah corporation


          By: /S/ KEVIN HARDY
             -------------------------------
          Title:  CHIEF FINANCIAL OFFICER


          DNR North America


          By: /S/ KEVIN HARDY
             -------------------------------
          Title:  CHIEF FINANCIAL OFFICER


          First Security Bank, National Association


          By: /S/ VICKI J. PERKINS
             ----------------------------------
         Title:  VICE PRESIDENT

                                    EXHIBIT A

To:   First Security Bank, N.A
      Special Loans Dept.
      79 South Main Street, 8th Floor
      Salt Lake City, Utah  84111
      ATTN: Vicki Perkins

Effective date of this Certificate:

          Pursuant to the terms and conditions of that certain "Addendum and Amendment to Fourth Amended and Restated Revolving Credit Agreement" dated as of August 18, 1998, among MARKER INTERNATIONAL, a Utah corporation, MARKER USA, a Utah corporation, MARKER LTD, a Utah corporation, DNR North America, and DNR USA (hereinafter collectively referred as "Borrowers"), and FIRST SECURITY BANK, N.A. ("Bank"), as amended from time to time (the "Agreement"), Borrowers hereby certify, that the representations and warranties of the Agreement are true and correct as of the date set forth below with the same effect as if made as of the date of said Agreement, and Borrowers warrant, that no Event of Default, as defined in the Agreement, has occurred and that the Borrowers are in full compliance with all terms and conditions of the Agreement.

          Borrowers further certify, that the following computations of the "Borrowing Base" are true and correct in accordance with the terms and conditions of the Agreement as of the date hereof:

1. Summary of Inventory (as defined in the Agreement) of USA and LTD (at "cost" - basis for valuation will be supplied at the request of Bank):

             A.   Inventory items held for sale (excluding
                  (i) items subject to lease or rental
                  agreements and whether in processing or
                  not, and (ii) items identified to a
                  contract of sale to any purchaser)

                  See Attached Summary of items, by type, and quantity and ascribed value.

                  Total Value:                             $_____________


             B.   Less Inventories included in "A" above
                  subject to any encumbrance, lien or
                  security interest (excepting security
                  interests of Bank) or Inventories held
                  for sale on consignment (if any)         $_____________

             C.   Less Inventories of MARKER LTD which as
                  of April 1 of any year are not carried
                  in MARKER LTD's current or coming season catalog $

             D.   Total Adjusted Value of Inventories for
                  Borrowing Base (A-B-C) x 55%          =  $______________

  2.              A. All "Accounts" (as defined in the
                  Agreement) of BORROWERS                  $______________

             B.   Less "Accounts" included in "A" above
                  subject to any prior encumbrance, lien
                  or security interest (excepting
                  encumbrances of Bank)                    $______________

             C.   Less "Accounts" more than sixty (60)
                  days past the original contracted
                  payment due date                         $______________

             D.   Less other Accounts which are not
                  "Eligible" as provided in the definition of "Eligible Accounts" in the Agreement $______________

             E.   Adjusted Value of "Satisfactory
                  Accounts" for Borrowing Base (A-B-C-D) x
                  80%                                  =  $_______________

3.           A.   $2,600,000.00                        =  $2,600,000.00


             B.   LESS the total sum of proceeds received
                  by Bank from the sale or refinancing of
                  real estate encumbered by Bank's "Deed
                  of Trust (with Assignment of Rents)"
                  dated as of 8-18-98. (At such time that
                  Bank has received the proceeds to which
                  Bank is entitled from the sale or
                  refinancing of BOTH parcels of such real
                  estate, the net = $ amount under this 3C
                  shall be zero from that time forward for
                  purposes of calculating the total
                  "Borrowing Base").                   =  $________________

             C.   Adjusted Value of Real Estate Collateral
                  (A-B)                                = $_________________

4.            Total "Borrowing Base"
              (1D + 2E + 3C.  )                        = $_________________

5.            Aggregate Outstandings under the
              Agreement (as defined in the Agreement)
                                                         $_________________

6.            Amount Available for Advancement to
              Borrowers (4-5) if the Difference is a
              Positive Figure ("Available Credit")       $_________________

              Sum to be Repaid by Borrowers (4-5) if the
              Difference is a Negative Figure            $_________________

              The undersigned certifies that all values are calculated as of the date hereof in accordance with the terms of the Agreement.


              DATED this_________ day of ______________, 19__.

                                     MARKER USA, a Utah corporation


                                     By:
                                     Its:


                                     MARKER LTD, a Utah corporation


                                     By:
                                     Its:


                                     MARKER INTERNATIONAL, a Utah corporation


                                     By:
                                     Its:


                                     DNR USA, a Utah corporation


                                     By:
                                     Its:


                                     DNR North America, a Delaware corporation


                                     By:
                                     Its:

                              Exhibit B to Addendum

                          NINTH AMENDED AND SUBSTITUTED
                            REVOLVING PROMISSORY NOTE

                                                              August 18, 1998

Borrowers:         MARKER USA, a Utah corporation
                   MARKER LTD, a Utah corporation
                   MARKER INTERNATIONAL, a Utah corporation
                   DNR NORTH AMERICA, INC., a Delaware corporation
                   DNR USA, INC., a Delaware corporation

Rate:              As outlined in the Agreement (as defined below)

Principal Amount:  Thirty-Three Million Six Hundred Thousand Dollars
                   ($33,600,000.00)

Due Date:          September 5, 1998

          For value received, the undersigned ("Borrowers"), jointly and severally, promise to pay on or before September 5, 1998, to First Security Bank, N. A. f/k/a First Security Bank of Utah, National Association ("First Security"), or to its order, the total principal sum of Thirty- Three Million Six Hundred Thousand Dollars ($33,600,000.00), or such other amount then outstanding on this Note, plus interest then accrued and unpaid. This Note is payable in lawful money of the United States of America.

          Interest on the unpaid balance outstanding will be calculated at a per annum rate in effect pursuant to the terms of the Fourth Amended and Restated Revolving and Term Credit Agreement dated as of November 6, 1997, as amended by that certain Addendum and Amendment to Fourth Amended and Restated Revolving and Term Credit Agreement dated August 18, 1998 (collectively the "Agreement"). Notwithstanding the foregoing, upon the occurrence of an "Event of Default" (as defined in the Agreement), the rate of interest per annum shall be three percent (3.0%) above the "Prime Rate" per annum from and after such Event of Default; provided further, however, that if First Security shall waive in writing or allow a cure of such Event of Default, the interest rate shall revert to the then effective non-default rate from and after such waiver or completion of cure (whichever is sooner). As used herein, "Prime Rate" shall mean First Security's announced rate of interest (per annum) used as a reference point from which the cost of credit to customers may be calculated, and is subject to change from time to time. First Security may make loans bearing interest above, at or below its Prime Rate; such rate, though designated as the Prime Rate, not necessarily being the best or lowest rate available to borrowers from First Security. The interest rate in effect for this Note may change from time to time, and the interest payable on this Note will continue to fluctuate with the applicable index rate and with changes in certain applicable interest margins, all as specified in the Agreement. Any changes in the interest rate under this Note shall become effective, without prior notice, on the date on which the applicable index rate changes (or on which the applicable interest margin changes), as provided in the Agreement. Interest will be charged on a daily basis for the actual number of days the unpaid principal is outstanding on a per annum basis from the date of disbursement to the date of maturity. The actual interest to be charged under this Note shall be calculated on a 365 day year. Should the rate of interest, as calculated, exceed that allowed by law, the applicable rate of interest will be the maximum rate of interest lawfully allowed. The principal amount outstanding, on which the interest rate shall be charged, shall be determined from the records of First Security, which shall be presumed correct unless clear and convincing evidence to the contrary shows the same to be mistaken.

          Installments of all accrued and then unpaid interest shall be paid on the first day of each calendar month during the term hereof. The maximum principal amount that Borrowers have the right to borrow under this Note is limited by certain "Borrowing Base," "Available Credit" and other restrictions contained in the Agreement. In the event that any of the above provided monthly interest installments (or prepayments of principal) are not paid when due, or within ten (10) days after such due date, Borrowers agree to pay without further notice hereof, a late fee equal to five percent (5%) of the unpaid and delinquent amount. If, however, such installment of interest or principal prepayment falls due and payable on a Saturday, Sunday, legal holiday or other nonbanking day under the laws of the State of Utah, the due date of such installment or principal prepayment shall be extended to the next succeeding business day and interest hereon shall be payable at the then applicable rate during such extension.

          All payments received by First Security on this Note shall be applied as follows: first, following any "Default" under the Agreement, toward the satisfaction of reasonable attorneys' fees and costs incidental thereto and to advances made and costs and expenses incurred by the holder of this Note and its agents to enforce Borrowers' obligations hereunder and under the related loan documents or to preserve the collateral securing said obligations; second, toward the reduction of any and all accrued and unpaid interest under this Note, including uncollected late charges; third, toward the reduction of unpaid principal under this Note; and fourth, toward the reduction of any obligations of Borrowers under "Import L/Cs" issued under the Agreement.

          This Note is the "Revolving Note" referred to in the Agreement and is entitled to the benefits thereof. This Note evidences a revolving line of credit and Borrowers may prepay the unpaid principal sum hereof as provided in the Agreement, and, during the pendency of the "Revolving Commitment" set forth in
Section 2 of the Agreement, reborrow such sums subject to the conditions and limitations set forth therein.

          Upon the occurrence of an Event of Default related to the failure to make any payment of said installments of interest or any part thereof, it shall be optional with the legal holder of this Note to declare the entire principal and interest balance hereunder due and payable, and proceedings may at once be instituted for the enforcement and collection of the same by law.

          If there shall be an Event of Default pursuant to the Agreement which authorizes the acceleration of the maturity of this Note, First Security or the holder of this Note, at its option, may declare the whole immediately due and payable. Borrowers understand and agree that failure of First Security or any holder of this Note to exercise this option shall not constitute a waiver of the right to exercise the same on a later Event of Default.

          In the Event of Default, Borrowers agree to pay all reasonable attorneys' fees and other expenses incurred by First Security in the enforcement of any of its rights hereunder whether the Event of Default is ultimately cured or whether First Security is obligated to pursue its legal remedies, including such expenses incurred prior to the institution of legal action, during the pendency of such legal action and continuing to include all such expenses incurred in connection with any appeal to higher courts arising out of legal proceedings to enforce Borrowers' obligations hereunder or in any way in connection with bankruptcy or other insolvency proceedings.

          The makers, sureties, guarantors and endorsers of this Note jointly and severally waive presentment for payment, notice of dishonor, protest, notice of protest and of nonpayment of this Note, and consent to any extension of time of payment hereof, any addition, release or substitution of all or any collateral securing the payment hereof, and any addition, release or substitution of any party liable for this obligation. Time is of the essence hereof.

          This Note shall be construed according to the laws of the State of Utah.

          This Note is intended to replace by consolidation and substitution that certain Term Promissory Note dated October 29, 1996, made by Marker USA, Marker LTD, and Marker International, in the original principal sum of $5,000,000 (the "Term Note"). As of the date of this Note, the outstanding principal balance of the Term Note ($4,500,000) shall be considered to have been transferred to this Note, and the term feature of the indebtedness under the Term Note shall, as of the date of this Note, be modified to be included as part of the revolving indebtedness under this Note. This Note is also intended to amend by substitution the Eighth Amended and Substituted Revolving Promissory Note dated November 6, 1997, made by Marker USA, Marker Ltd, Marker International, and DNR North America, Inc., and payable to First Security in the maximum principal amount of $27,000,000 (the "Eighth Amended Note"), which in turn amended by substitution the Seventh Amended and Substituted Revolving Promissory Note dated October 29, 1996, made by Marker USA, Marker Ltd and Marker International (the "Original Borrowers") and payable to First Security in the maximum principal amount of $20,000,000 (the "Seventh Amended Note"), which in turn amended by substitution the Sixth Amended and Substituted Revolving Promissory Note dated August 26, 1996, made by Original Borrowers and payable to First Security in the maximum principal amount of $20,000,000 (the "Sixth Amended Note"), which in turn amended by substitution the Fifth Amended and Substituted Revolving Promissory Note dated September 5, 1995, made by Original Borrowers and payable to First Security in the maximum principal amount of $18,000,000 (the "Fifth Amended Note"), which in turn amended by substitution the Fourth Amended and Substituted Revolving Promissory Note dated July 15, 1994, made by Original Borrowers and payable to First Security in the maximum principal amount of $14,000,000 (the "Fourth Amended Note"), which in turn amended by substitution the Third Amended and Substituted Revolving Promissory Note dated August 6, 1993, made by Original Borrowers and payable to First Security in the maximum principal amount of $10,500,000 (the "Third Amended Note"), which in turn amended by substitution the Second Amended and Substituted Revolving Promissory Note dated July 31, 1992, made by Original Borrowers and payable to First Security in the maximum principal amount of $8,500,000 (the "Second Amended Note"), which in turn amended by substitution the Amended and Substituted Revolving Promissory Note dated October 11, 1991, made by Original Borrowers and payable to First Security in the maximum principal amount of $8,500,000.00 (the "Amended Note"), which in turn amended by substitution the Revolving Promissory Note dated March 28, 1991, made by Original Borrowers and payable to First Security in the maximum principal amount of $7,500,000 (the "Original Note"). This Note is not a novation or payment of the Term Note, the Eighth Amended Note, the Seventh Amended Note, Sixth Amended Note, the Fifth Amended Note, the Fourth Amended Note, the Third Amended Note, the Second Amended Note, the Amended Note or the Original Note.

                               MARKER USA, a Utah corporation


                               By:/S/ KEVIN HARDY
                                  ------------------------------
                                  Its: CHIEF FINANCIAL OFFICER


                               MARKER LTD, a Utah corporation


                               By:/S/ KEVIN HARDY
                                  -----------------------------
                                  Its: CHIEF FINANCIAL OFFICER


                               MARKER INTERNATIONAL, a Utah corporation


                               By:/S/ KEVIN HARDY
                                  -----------------------------
                                  Its: CHIEF FINANCIAL OFFICER


                               DNR NORTH AMERICA, INC.,
                               a Delaware Corporation


                               By:/S/ KEVIN HARDY
                                  ------------------------------
                                  Its: CHIEF FINANCIAL OFFICER


                               DNR USA, INC., a Delaware corporation


                               By:/S/ KEVIN HARDY
                                  -------------------------------
                                  Its: CHIEF FINANCIAL OFFICER